EXHIBIT 10.11

CONSENT AND SIXTH AMENDMENT
TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This CONSENT AND SIXTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Consent and Sixth Amendment”) is dated as of September 30, 2024 and is executed by and among CALUMET, INC., a Delaware corporation (“Parent”), the Subsidiaries of Parent listed as “Borrowers” on the signature pages hereto (together with Parent, collectively, “Borrowers” and each individually a “Borrower”), the Lenders party hereto and BANK OF AMERICA, N.A., a national banking association, as agent for the Lenders (“Agent”).

R E C I T A L S:

A. Borrowers, Guarantors (if any), Lenders and Agent are parties to that certain Third Amended and Restated Credit Agreement dated as of February 23, 2018 (as amended by that certain First Amendment to Third Amended and Restated Credit Agreement dated as of September 4, 2019, Consent and Amendment No. 2 to Third Amended and Restated Credit Agreement dated as of November 18, 2021, Third Amendment to Third Amended and Restated Credit Agreement dated as of January 20, 2022, Fourth Amendment to Third Amended and Restated Credit Agreement dated as of January 17, 2024 and Fifth Amendment to Third Amended and Restated Credit Agreement, dated as of July 10, 2024, and as further amended or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used in this Consent and Sixth Amendment not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement).

B.The Borrowers have requested consent to the sale by Calumet Montana to Stonebriar Commercial Finance LLC (“Stonebriar”), of all of the existing Refinery Assets (the “Refinery Assets Disposition”) and the leaseback thereof by Stonebriar to Calumet Montana.

C.In connection with the Refinery Assets Disposition, the Borrowers intend to permanently reduce the Refinery Asset Borrowing Base Component to zero and, upon such reduction and the Borrowers’ satisfaction of the conditions set forth in Section 7.8 of the Credit Agreement, Agent shall release its Liens on the Refinery Collateral.

D.The Lenders party hereto and Agent desire to consent to the Refinery Assets Disposition and to amend the Credit Agreement, in each case, on the terms and conditions contained in this Consent and Sixth Amendment.

NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Consent and Agreement.
(a)	Effective as of the Consent and Sixth Amendment Effective Date (as defined below), the Lenders party hereto and Agent hereby consent to the Refinery Assets Disposition; provided that the initial Net Cash Proceeds from such Disposition be no less than $110,000,000. Effective as of the Consent and Sixth Amendment Effective Date, each of the Borrowers and the Lenders party hereto and Agent hereby agree that the Refinery Asset Borrowing Base Component shall be permanently reduced to $0.

AMERICAS/2024339097

2.Amendment.  Effective as of the Consent and Sixth Amendment Effective Date, the parties hereto further agree to amend the Credit Agreement as follows:
(i)	The following defined terms shall be added to Section 1.1 of the Credit Agreement:

“Sixth Amendment” – that certain Consent and Sixth Amendment to Third Amended and Restated Credit Agreement dated as of September 30, 2024, among Parent, CSPP, the Subsidiaries of Parent listed as Borrowers on the signatures pages thereto, the Lenders party thereto and Agent.

“Sixth Amendment Effective Date”— the “Consent and Sixth Amendment Effective Date” as defined in the Sixth Amendment.

(ii)	Section 9.2.1 of the Credit Agreement is hereby amended by (a) deleting the word “and” at the end of clause (z) thereof, (b) deleting the period at the end of clause (aa) thereof and inserting “; and” in lieu thereof and (c) adding a new clause (bb) at the end thereof as follows:

(bb) “Liens securing Indebtedness permitted under Section 9.2.3(q); provided, that such Liens do not at any time encumber any Property constituting Collateral or any other Property other than the Property financed by such Indebtedness and the proceeds thereof (including insurance proceeds).”

(iii)	Section 9.2.3 of the Credit Agreement is hereby amended by (a) deleting the word “and” at the end of clause (o) thereof, (b) deleting the period at the end of clause (p) thereof and inserting “; and” in lieu thereof and (c) adding a new clause (q) at the end thereof as follows:

(q) “Attributable Indebtedness under Sale and Leaseback Transactions incurred by Calumet Montana; provided that the aggregate outstanding amount of all such Indebtedness shall not exceed $150,000,000.”

3.Effectiveness; Conditions Precedent.
(a)	The consent provided in Section 1(a) of this Consent and Sixth Amendment shall be effective only upon the satisfaction of each of the following conditions precedent (the date of satisfaction, the “Consent and Sixth Amendment Effective Date”):
(i)	Agent’s receipt of executed counterparts of this Consent and Sixth Amendment executed by all Borrowers, all Guarantors (if any), Agent and the Supermajority Lenders;
(ii)	The Refinery Asset Borrowing Base Component shall have been permanently reduced to $0 (the “Refinery Borrowing Base Reduction”) and immediately before and after giving effect to such Refinery Borrowing Base Reduction, no Overadvance shall exist;

AMERICAS/20243390972

(iii)	Agent shall have received an updated Borrowing Base Certificate prepared as of the close of business of (A) if the Refinery Assets Disposition is consummated prior to October 15, 2024, August 2024 and (B) otherwise, September 2024, in each case, after giving pro forma effect to the Refinery Borrowing Base Reduction, in form and substance reasonably acceptable to Agent;
(iv)	(i) All of the consideration paid to the Borrowers in connection with the Refinery Assets Disposition shall be in cash, such payment shall be in aggregate, when fully and finally disbursed over time, in an amount not less than the fair market value of the Refinery Assets and to the extent that such Refinery Asset Disposition results in the Facility Usage exceeding the Aggregate Borrowing Base after giving effect thereto, Borrowers shall, prior to or concurrently with such consummation, repay the Obligations in an amount sufficient to eliminate such excess and (ii) promptly (and in any event within five (5) Business Days of receipt), Obligors agree to apply all Net Cash Proceeds of such Refinery Asset Disposition to repay the Loans;
(v)	[reserved];
(vi)	(i) Availability (A) at all times during the 30-day period preceding the Refinery Assets Disposition and (B) on the date of such Refinery Assets Disposition and after giving effect thereto (including any reduction in the Aggregate Borrowing Base to result therefrom), in each case, on a Pro Forma Basis, shall be greater than or equal to the sum of (x) 15% of the Borrowing Base then in effect plus (y) the amount of any FILO Loans outstanding on a Pro Forma Basis and (ii) if Availability as referred to in (i)(A) or (B) above is less than the sum of (x) 22.5% of the Borrowing Base then in effect, plus (y) the amount of any FILO Loans outstanding on a Pro Forma Basis (which Availability under clause (i)(A) above shall be, for purposes of this clause (B) only, calculated on an average basis for such 30-day period), Borrower Agent shall have delivered to Agent a certificate demonstrating, based on adjustments made in good faith using reasonable assumptions, that, upon and after giving effect to such Refinery Assets Disposition, the Fixed Charge Coverage Ratio on a Pro Forma Basis would be at least 1.0 to 1.0;
(vii)	No Default or Event of Default exists at the time of the Refinery Assets Disposition or will arise as a result thereof;
(viii)	The representations and warranties in Section 4(a) and Section 4(b) shall be true and correct as of the Consent and Sixth Amendment Effective Date and Agent shall have received a certificate or certificates executed by a Senior Officer of each Borrower or MLP General Partner as of the Consent and Sixth Amendment Effective Date, in form and substance satisfactory to Agent, stating that such conditions and the

AMERICAS/20243390973

conditions in the immediately preceding clauses (a)(i), (a)(ii), (a)(iii), (a)(iv), and (a)(vi) are satisfied;
(ix)	Borrowers shall have paid to the Agent, for the benefit of each Lender (including Bank of America) that consents to this Consent and Sixth Amendment on or prior the date hereof, a consent fee (the “Consent and Sixth Amendment Fee”) in an aggregate amount equal to 0.05% of the Commitments of each such Lender outstanding on the Consent and Sixth Amendment Effective Date, which Consent and Sixth Amendment Fee Borrowers agree shall be deemed fully earned and payable on the Consent and Sixth Amendment Effective Date;
(x)	Borrowers shall have paid all reasonable out-of-pocket costs and expenses of Agent (including the reasonable fees and expenses of counsel for Agent) to the extent that the Borrower Agent has received an invoice therefor at least two Business Days prior to the Consent and Sixth Amendment Effective Date (without prejudice to any post-closing settlement of such fees, costs and expenses to the extent not so invoiced); and
(xi)	Agent shall have received such documentation and other information as has been reasonably requested by Agent in connection with this Consent and Sixth Amendment and the transactions contemplated hereby.
4.Representations and Warranties.  In order to induce Agent and Lenders to enter into this Consent and Sixth Amendment, each of the Obligors represents and warrants to Agent and Lenders as follows:
(a)all representations and warranties relating to such Obligor contained in the Credit Agreement or any other Credit Document are true and correct as of the date hereof as if made again on and as of the date hereof (except to the extent that such representations and warranties were expressly limited to another specific date, in which case they are true and correct as of such specific date);
(b)both immediately prior and immediately after giving effect to this Consent and Sixth Amendment, no Default or Event of Default exists;
(c)such Obligor has all requisite corporate or other organizational power and authority (as applicable) to execute and deliver this Consent and Sixth Amendment;
(d)the execution, delivery and performance of this Consent and Sixth Amendment and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate or other organizational action, do not require the approval, consent, exemption, authorization or other action by, or notice to or filing with, any Governmental Authority or any other Person in order to be effective and enforceable, and do not and will not violate or result in any breach or contravention of any Senior Notes Indenture or other material Contractual Obligation, including the Senior Secured Notes Agreements, to which

AMERICAS/20243390974

such Obligor is a party or subject, any Organization Document of such Obligor or any Applicable Law;
(e)this Consent and Sixth Amendment has been duly executed and delivered on behalf of each Borrower party hereto; and
(f)this Consent and Sixth Amendment constitutes a legal, valid and binding obligation of each Borrower party hereto, enforceable against it in accordance with its terms except as enforceability may be limited by applicable Insolvency Proceeding and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).
5.Reaffirmation.  By its execution hereof, each Obligor expressly (a) consents hereto, (b) confirms and agrees that, notwithstanding the effectiveness of this Consent and Sixth Amendment, each Credit Document to which it is a party is, and the obligations of such Obligor contained in the Credit Agreement, if any, or in any other Credit Documents to which it is a party (in each case, as amended and modified by this Consent and Sixth Amendment), are and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, (c) affirms that each of the Liens and security interests granted by such Obligor in or pursuant to the Credit Documents are valid and subsisting and (d) agrees that this Consent and Sixth Amendment shall in no manner impair or otherwise adversely affect any of the Liens and security interests granted in or pursuant to the Credit Documents.
6.Entire Agreement.  This Consent and Sixth Amendment, the Credit Agreement, and the other Credit Documents (collectively, the “Relevant Documents”), set forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter.  No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty.  Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to any other party in relation to the subject matter hereof or thereof.  None of the terms or conditions of this Consent and Sixth Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 13.1 of the Credit Agreement.
7.Full Force and Effect of Credit Agreement.  This Consent and Sixth Amendment is a Credit Document.  Except as expressly consented hereto, all terms and provisions of the Credit Agreement and all other Credit Documents remain in full force and effect and nothing contained in this Consent and Sixth Amendment shall in any way impair the validity or enforceability of the Credit Agreement or the Credit Documents, or alter, waive, annul, vary, affect, or impair any provisions, conditions, or covenants contained therein or any rights, powers, or remedies granted therein.
8.Counterparts.  This Consent and Sixth Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of a signature page of this Consent and Sixth Amendment by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of such agreement.  Any electronic signature, contract formation on an electronic platform and electronic record-keeping shall have the same legal effect,

AMERICAS/20243390975

validity and enforceability as a manually executed signature or use of a paper-based recordkeeping system to the fullest extent permitted by Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any similar state law based on the Uniform Electronic Transactions Act.
9.Governing Law; Jurisdiction; Waiver of Jury Trial.  THIS CONSENT AND SIXTH AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS CONSENT AND SIXTH AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.  Sections 13.13, 13.14 and 13.15 of the Credit Agreement are hereby incorporated herein by this reference.
10.Severability.  If any provision of this Consent and Sixth Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Consent and Sixth Amendment and the other Credit Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with legal, valid and enforceable provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions.  The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
11.References.  All references to the “Credit Agreement” in the Credit Documents shall mean the Credit Agreement giving effect to this Consent and Sixth Amendment.
12.Successors and Assigns.  This Consent and Sixth Amendment shall be binding upon and inure to the benefit of Obligors, Agent and Secured Parties and their respective successors and assigns, except that (a) no Obligor shall have the right to assign its rights or delegate its obligations under any Credit Documents, and (b) any assignment by a Lender must be made in compliance with Section 12.3 of the Credit Agreement.
13.Release of Liens on the Refinery Collateral.  Effective as of the Consent and Sixth Amendment Effective Date and pursuant to Section 7.8 of the Credit Agreement, Agent releases, discharges and disclaims all of its Liens on the Refinery Collateral, and shall execute and deliver such releases of Liens (and hereby authorizes the Borrower Agent to file releases on Form UCC-3) as Borrower Agent may reasonably request to give effect to the foregoing.

[Signature pages follow.]

AMERICAS/20243390976

IN WITNESS WHEREOF, the parties hereto have caused this Consent and Sixth Amendment to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWERS:
CALUMET, INC. By: /s/ David Lunin Name: David Lunin Title: Executive Vice President and Chief Financial Officer

CALUMET GP, LLC By: Calumet, Inc., its sole member By: /s/ David Lunin Name: David Lunin Title: Executive Vice President and Chief Financial Officer

CALUMET SPECIALTY PRODUCTS PARTNERS, L.P. By: Calumet GP, LLC, its general partner By: /s/ David Lunin Name: David Lunin Title: Executive Vice President and Chief Financial Officer

CALUMET OPERATING, LLC

By:  Calumet Specialty Products Partners, L.P., its sole member

By:  Calumet GP, LLC, its general partner

By: /s/ David Lunin

Name: David Lunin

Title: Executive Vice President and Chief Financial Officer

AMERICAS/2024339097CONSENT AND SIXTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

CALUMET FINANCE CORP. By: /s/ David Lunin Name: David Lunin Title: Executive Vice President and Chief Financial Officer

CALUMET INTERNATIONAL, INC. By: /s/ David Lunin Name: David Lunin Title: Executive Vice President and Chief Financial Officer
KURLIN COMPANY, LLC By: Calumet International, Inc., its sole member By: /s/ David Lunin Name: David Lunin Title: Executive Vice President and Chief Financial Officer

CALUMET BRANDED PRODUCTS, LLC

By: Calumet Operating, LLC, its sole member

By: Calumet Specialty Products Partners, L.P., its sole member

By:  Calumet GP, LLC, its general partner

By: /s/ David Lunin

Name: David Lunin

Title: Executive Vice President and Chief Financial Officer

AMERICAS/2024339097CONSENT AND SIXTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

Calumet Specialty Products Partners, L.P., its sole member Calumet GP, LLC, its general partner David Lunin David Lunin Executive Vice President and Chief Financial Officer

BEL-RAY COMPANY, LLC

By: Calumet Branded Products, LLC, its sole member

By: Calumet Operating, LLC, its sole member

By: Calumet Specialty Products Partners, L.P., its sole member

By:

Calumet GP, LLC, its general partner

By: /s/ David Lunin

Name: David Lunin

Title: Executive Vice President and Chief Financial Officer

CALUMET REFINING, LLC

By: Calumet Operating, LLC, its sole member

By: Calumet Specialty Products Partners, L.P., its sole member

By:  Calumet GP, LLC, its general partner

By: /s/ David Lunin

Name: David Lunin

Title: Executive Vice President and Chief Financial Officer

AMERICAS/2024339097CONSENT AND SIXTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

CALUMET PRINCETON REFINING, LLC

CALUMET COTTON VALLEY REFINING, LLC

CALUMET SHREVEPORT REFINING, LLC

CALUMET MONTANA REFINING, LLC

CALUMET MISSOURI, LLC

CALUMET KARNS CITY REFINING, LLC

CALUMET DICKINSON REFINING, LLC

By: Calumet Refining, LLC, their sole member

By: Calumet Operating, LLC, its sole member

By: Calumet Specialty Products Partners, L.P., its sole member

By:

Calumet GP, LLC, its general partner

By: /s/ David Lunin

Name: David Lunin

Title: Executive Vice President and Chief Financial Officer

AMERICAS/2024339097CONSENT AND SIXTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

AGENT AND LENDERS:	BANK OF AMERICA, N.A., as Agent, a Lender and an Issuing Bank

By: /s/ Mark Porter
Name: Mark Porter Title: Senior Vice President

`

AMERICAS/2024339097CONSENT AND SIXTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Barry Felker
Name: Barry Felker Title: Authorized Signatory

AMERICAS/2024339097CONSENT AND SIXTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A., as a Lender

By: /s/ Alexandra Mills
Name: Alexandra Mills Title: Authorized Signatory

AMERICAS/2024339097CONSENT AND SIXTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

REGIONS BANK, as a Lender

By: /s/ Darius Sutrinaitis
Name: Darius Sutrinaitis Title: Managing Director

AMERICAS/2024339097CONSENT AND SIXTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

BMO HARRIS BANK, N.A., as a Lender

By: /s/ Jason Hoefler
Name: Jason Hoefler Title: Managing Director

AMERICAS/2024339097CONSENT AND SIXTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

BARCLAYS BANK PLC, as a Lender

By: /s/ Sydney G. Dennis
Name: Sydney G. Dennis Title: Director

AMERICAS/2024339097CONSENT AND SIXTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

MORGAN STANLEY SENIOR FUNDING, INC., as a Lender

By: /s/ Aaron McLean
Name: Aaron McLean Title: Vice President

By: /s/ Aaron McLean
Name: Aaron McLean Title: Vice President

AMERICAS/2024339097CONSENT AND SIXTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By: /s/ Rod Swenson
Name: Rod Swenson Title: Senior Vice President

CONSENT AND SIXTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT